UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 14, 2009

                               NOVAGEN SOLAR INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-149617
                            (Commission File Number)

                                   98-0471927
                       (IRS Employer Identification No.)

        4620 888 3RD STREET SW, SUITE 1000, CALGARY, ALBERTA     T2P 5C5
             (Address of principal executive offices and Zip Code)

                                  403.561.9535
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01:     CHANGES IN CONTROL OF REGISTRANT.

On May 14, 2008, a change in control of the company occurred when Alfonso Quijada, the controlling shareholder of the Company, sold 7,000,000 shares of the Company's common stock to Thomas Mills, a non-U.S. person, under the terms of a Securities Purchase and Sale Agreement. Mr. Mills paid $25,000.00 from his personal funds to acquire the shares from Mr. Quijada. The Company is not a party to the Securities Purchase and Sale Agreement. Mr. Mills now owns 64.2% of the Company's 12,451,300 issued and outstanding shares. Mr. Quijada retained ownership of 1,000,000 shares of the Company's common stock and remains a director of the Company.

This Current Report on Form 8-K incorporates by reference the information contained in the Form S-1 filed by the Registrant on March 10, 2009 and its subsequent filings with the Securities and Exchange Commission pursuant to Sections 13 or 15(d) of the Securities Exchange Act, except as follows:

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 24, 2008 by (i) each person known by us to be a beneficial owner of more than five percent (5%) of our issued and outstanding common stock; (ii) each of our Directors and executive officers; and
(iii) all our directors and executive officers as a group.

--------------------------------------------------------------------------------

NAME                                             NUMBER OF SHARES    %
--------------------------------------------------------------------------------

Alfonso Quijada                                         1,000,000    8
4620 888 3rd Street SW
Suite 1000, Calgary, Alberta
T2P 5C5
--------------------------------------------------------------------------------

Directors and officers as a group (one person)          1,000,000    8
--------------------------------------------------------------------------------

Thomas Mills                                            8,000,000   64
4620 888 3rd Street SW
Suite 1000, Calgary, Alberta
T2P 5C5
--------------------------------------------------------------------------------

Total other 5% owners (one person)                      8,000,000   64
--------------------------------------------------------------------------------

Total issued and outstanding                          12,451,300   100
================================================================================

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is considered to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof, upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which can be exercised within 60 days from the date hereof, have been exercised.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PICKFORD MINERALS INC.





/s/ Fidel Thomas
Fidel Thomas, CEO and Director
Date: May 12, 2009